UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2011

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1130 Kifer Road

Sunnyvale, California 94086

(Address of principal executive offices) (Zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Senior Vice President of Engineering

On October 17, 2011, Marc Aronson started work as the Senior Vice President of Engineering of TeleNav, Inc. (the “Company”).

From September, 2009 to October, 2011, Mr. Aronson was Senior Vice President, Engineering, of CA Technologies, a global software company. From June, 2006 to September, 2009, Mr. Aronson was Senior Vice President, Engineering, of Oracle Corporation, a global software company. Prior to that time, Mr. Aronson held positions at Portal Software and Adobe Systems. Mr. Aronson holds a B.S. in Computer Science and Applied Math and an M.S. in Computer Science from the State University of New York at Albany.

In connection with Mr. Aronson’s employment with the Company, Mr. Aronson and the Company entered into an employment offer letter executed on August 10, 2011 (the “Offer Letter”) and a First Year Executive Employment Agreement executed on October 17, 2011 (the “Employment Agreement”), which provide for, among other things the following compensation arrangements:

(i) A base annual salary of $325,000 and an annual incentive opportunity target up to 50% of Mr. Aronson’s base salary. The annual incentive bonus will be based on the Company’s overall performance and on metrics that are mutually agreed upon between Mr. Aronson and the Company pursuant to the Company’s 2011 Short Term Incentive Plan.

(ii) An initial grant of a time-based option to purchase 100,000 shares of common stock of the Company, which will vest as to 1/4th of the shares subject to the option on the one year anniversary of Mr. Aronson’s employment start date and 1/36th of the remaining shares subject to the option on each monthly anniversary of Mr. Aronson’s employment start date. Thereafter, for a period of three years, on or about each anniversary of Mr. Aronson’s employment with the Company, Mr. Aronson will be granted additional options for 20,000 shares of the Company’s common stock, subject to the same provisions as his initial option grant.

(iii) An initial grant of a restricted stock unit (“RSU”) for 15,000 shares of the Company’s common stock, which will vest as to 100% of the shares subject to the RSUs on the first annual anniversary of Mr. Aronson’s employment start date. In the event of a Change in Control (as defined in the Employment Agreement) during the first year of Mr. Aronson’s employment with the Company, the initial grant of RSUs shall become 100% vested upon the closing of the Change in Control. Thereafter, for the following three years, on or about each annual anniversary of Mr. Aronson’s employment, Mr. Aronson will be granted an additional RSU equivalent to 15,000 shares of common stock of the Company, which will fully vest on the annual anniversary of each grant.

(iv) In the event Mr. Aronson is terminated other than for Cause (as defined in the Employment Agreement), death or disability, and the termination is not upon or within a two-month period before or a 12-month period after a Change of Control (as defined in the Employment Agreement), then, subject to certain conditions, Mr. Aronson will be entitled to receive the following:

•	a lump sum severance payment equal to three months of his base salary in effect immediately prior to his termination;

•

a lump sum bonus payment equal to his target bonus as in effect for the year in which the termination occurs, pro-rated for the year (and adjusted based on the achievement of applicable performance objectives as determined solely at the discretion of the Company’s board of directors or compensation committee); and

•	coverage for a period of up to three months for himself and his eligible dependents under the Company’s medical, dental and vision benefit plans.

(v) In the event the Company terminates the employment of Mr. Aronson other than for Cause, death or disability, or if Mr. Aronson terminates his employment for Good Reason (as defined in the Employment Agreement), and the termination is within a two-month period before or a 12-month period after a Change of Control, then, subject to certain conditions, Mr. Aronson will be entitled to receive the following:

•	a lump sum severance payment equal to six months of his base salary in effect immediately prior to his termination;

•

a lump sum bonus payment equal to his target bonus as in effect for the year in which the termination occurs, pro rated for the year (and adjusted based on the achievement of applicable performance objectives as determined solely at the discretion of the board of directors or compensation committee);

•	coverage for a period of up to six months for himself and his eligible dependents under the Company’s medical, dental and vision benefit plans; and

•

half of the unvested equity awards held by Mr. Aronson will immediately vest and become exercisable in full prior to his termination, and the awards will remain exercisable, to the extent applicable, following his termination for the period prescribed in the respective equity plan and agreement for each award.

In order to receive the severance benefits described above upon a termination of Mr. Aronson’s employment with the Company, Mr. Aronson is obligated to refrain from soliciting the Company’s employees to leave the Company for a one year period after the termination of his employment, continue to observe and maintain the confidentiality of all confidential and proprietary information and provide the Company with an executed separation agreement and release of claims.

Also in connection with Mr. Aronson’s employment with the Company, the Company and Mr. Aronson will enter into an indemnification agreement (the “Indemnification Agreement”), which will provide, among other things, that subject to the procedures set forth in the Indemnification Agreement, the Company will indemnify Mr. Aronson to the fullest extent permitted by law in the event he was, is or becomes a party to or a participant in, or is threatened to be made a party to or a participant in, a Proceeding (as defined in the indemnification agreement), subject to certain conditions as set forth in the Indemnification Agreement. The Indemnification Agreement also provides for the Company to advance expenses to Mr. Aronson, subject to certain conditions as set forth in the Indemnification Agreement.

The foregoing summary of the Offer Letter, the Employment Agreement and the Indemnification Agreement are qualified in their entirety by reference to the full text of such agreements referenced as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1*	Employment Offer Letter dated August 10, 2011 from TeleNav, Inc. to Marc Aronson

10.2*	First Year Executive Employment Agreement dated October 17, 2011 by and between TeleNav, Inc. and Marc Aronson

10.3+	Form of Indemnification Agreement between TeleNav, Inc. and Marc Aronson

*	To be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011
+	Incorporated by reference from Exhibit 10.1 to Form S-1 (File No. 333-162771) dated October 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: October 21, 2011	By:	/s/ Loren Hillberg
	Name:	Loren Hillberg
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Employment Offer Letter dated August 10, 2011 from TeleNav, Inc. to Marc Aronson

10.2*	First Year Executive Employment Agreement dated October 17, 2011 by and between TeleNav, Inc. and Marc Aronson

10.3+	Form of Indemnification Agreement between TeleNav, Inc. and Marc Aronson

*	To be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011
+	Incorporated by reference from Exhibit 10.1 to Form S-1 (File No. 333-162771) dated October 30, 2009